UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a party other than the Registrant	☐

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☐	Soliciting Material under §240.14a-12

Qomolangma Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION DATED AUGUST 4, 2023

QOMOLANGMA ACQUISITION CORP.
1178 Broadway, 3rd Floor
New York, NY 10001

NOTICE OF SPECIAL MEETING

TO BE HELD ON [•], 2023

TO THE STOCKHOLDERS OF QOMOLANGMA ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Qomolangma Acquisition Corp. (the “Company,” “we,” “us” or “our”), to be held at [•], on [•], 2023. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Target Limitation Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation, or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business to the laws, regulations and policies of China (including Hong Kong and Macao), or entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements (“VIE Agreements”) with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target (the “WFOE”), on the other side (the “Target Limitation Amendment Proposal”).

2.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the foregoing proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

Each of the Target Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [•]. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE TARGET LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Target Limitation Amendment Proposal is to afford the Company with flexibility to enter into an initial business combination with a China-based Target that conducts its operations through the use of the VIE structure to manage and control its operations in China. The Company’s IPO prospectus provides that the Company will not conduct an initial business combination with any target company that conducts its operations through variable interest entities, or VIEs (the “Target Limitation”). If the Target Limitation Amendment Proposal is approved, the Company will be allowed to undertake an initial business combination with a China-based Target that operates through a VIE, which will allow the Company to access to a larger pool of target candidates and provide additional flexibility for the Company to consummate an initial business combination before the final extension date permitted under the Company’s charter. The Board has determined that, given the Company’s expenditure of time, effort and money on identifying a suitable target business and completion of a business combination, and the market opportunity the Company has observed in China (including Hong Kong and Macau), it is in the best interests of its stockholders to approve the Target Limitation Amendment to allow the Company to undertake a business combination with a China-based Target that conducts its operations through a VIE.

If the Target Limitation Amendment Proposal is approved, there will be no restriction on the Company to pursue a business combination with a China-based Target that conducts its operations through a VIE. If we undertake a business combination with a China-based Target, we will be subject to legal and operational risks associated with being based in the People’s Republic of China (the “PRC”, or “China”). See “The Target Limitation Amendment Proposal — Risks Related to Acquiring a China-Based Target” for details.

The Company expects that there will be significant redemptions at the special meeting.

In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal.

The affirmative vote of at least a majority of the Company’s outstanding common stock, par value $0.0001 per share, held by the Company’s public stockholders (the “public shares”), and the outstanding common stock, par value $0.0001 per share, held by the Company’s initial stockholders (the “founder shares” and, together with the public shares, the “common stock”), will be required to approve the Target Limitation Amendment Proposal. Approval of the Target Limitation Amendment Proposal is a condition to the Company undertaking our initial business combination with a China-based Target that conducts its operations through a VIE. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on August 8, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Target Limitation Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Target Limitation Amendment Proposal. If the Target Limitation Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by August 4, 2024.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•] at the time of the special meeting. The closing price of the Company’s common stock on The Nasdaq Stock Market on [•], 2023, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

You are not being asked to vote on a business combination at this time. If the Target Limitation Proposal is approved and implemented and you do not elect to redeem your public shares in connection with such approval, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by August 4, 2024.

After careful consideration of all relevant factors, our Board has determined that the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Target Limitation Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

[•], 2023	By Order of the Board of Directors,

Jonathan P. Myers
Chief Executive Officer, President and Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Target Limitation Amendment Proposal and an abstention will have the same effect as voting against the Target Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023: This notice of meeting and the accompanying proxy statement are available at [•].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES, PUBLIC WARRANTS AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED [•], 2023
QOMOLANGMA ACQUISITION CORP.
1178 Broadway, 3rd Floor
New York, NY 10001

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2023

The special meeting of stockholders (the “special meeting”) of Qomolangma Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at [•], on [•], 2023. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Target Limitation Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business to the laws, regulations and policies of China (including Hong Kong and Macao), or entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of agreements with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target, on the other side (the “Target Limitation Amendment Proposal”).

2.      A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the foregoing proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

The purpose of the Target Limitation Amendment Proposal and, if necessary the Adjournment Proposal, is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [•]. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Target Limitation Amendment Proposal is to afford the Company with flexibility to undertake an initial business combination with a China-based Target that conducts its operations through the use of the VIE structure to manage and control its operations in China. The Company’s IPO prospectus provides that the Company will not conduct an initial business combination with any target company that conducts its operations through variable interest entities, or VIEs (the “Target Limitation”). If the Target Limitation Amendment Proposal is approved, the Company will be allowed to undertake an initial business combination with a China-based Target that operates through a VIE, which will allow the Company to access to a larger pool of target candidates and provide additional flexibility for the Company to consummate an initial business combination before the final extension date permitted under the Company’s charter. The Board has determined that, given the Company’s expenditure of time, effort and money on identifying suitable target business and completion of a business combination, and the market opportunity the Company has observed in China (including Hong Kong and Macau), it is in the best interests of its stockholders to approve the Target Limitation Amendment to allow the Company to undertake a business combination with a China-based Target that conducts its operations through a VIE.

The affirmative vote of at least a majority of the Company’s outstanding common stock, par value $0.0001 per share, held by the Company’s public stockholders (the “public shares”), and the outstanding common stock, par value $0.0001 per share, held by the Company’s initial stockholders (the “founder shares” and, together with the public shares, the “common stock”), will be required to approve the Target Limitation Amendment Proposal. Approval of the Target Limitation Amendment Proposal is a condition to the Company undertaking a business combination with a China-based Target that conducts its operations through a VIE.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on August 8, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Target Limitation Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with the IPO (the “trust account”) as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Target Limitation Amendment Proposal. If the Target Limitation Amendment Proposal is approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by August 4, 2024.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[•] (including interest, but less the funds used to pay taxes) that was in the trust account as of [•], 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[•] at the time of the special meeting. The closing price of the Company’s common stock on The Nasdaq Stock Market (the “NASDAQ”) on [•], 2023, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

If the Target Limitation Amendment Proposal is not approved, the Company will not be able to undertake a business combination with a China-based Target that conducts its operations through variable interest entities, or VIEs.

Qomolangma Investments LLC, a Delaware limited liability company (the “Sponsor”), has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Target Limitation Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before August 4, 2024. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through August 4, 2024 if the Target Limitation Amendment Proposal is approved.

Our Board has fixed the close of business on August 8, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 4,808,689 outstanding shares of common stock entitled to vote on the Target Limitation Amendment Proposal. The Company’s warrants and rights do not have voting rights in connection with the Target Limitation Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described in our final prospectus for our IPO as filed with the SEC on October 3, 2022, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our final prospectus for our IPO as filed with the SEC on October 3, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our final prospectus and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. In addition to the following risks related to, among other things, the VIE structure and agreements, see “Risks Related to Acquiring or Operating Businesses in the PRC” in our final prospectus for our IPO as filed with the SEC on October 3, 2022.

If the government of the PRC finds that the VIE Agreements that a China-based Target entered into to allow the post-combination entity to consolidate the financial results of such China-based Target do not comply with local governmental restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, the post-combination entity could be subject to significant penalties or be forced to relinquish its interests in those operations or the post-combination entity could be unable to consolidate the financial results of the VIE, which could cause the value of our securities depreciate significantly or become worthless.

We are a Delaware corporation with no operations of our own and no subsidiaries except searching for a suitable target to consummate an initial business combination. We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, because of our significant ties to China, we may pursue a business combination with a China-based Target which might require a VIE structure. The post-combination entity, through VIE Agreements, can consolidate the financial results of the VIE in accordance with U.S. GAAP or IFRS as primary beneficial for accounting purposes. In that case, following the consummation of a business combination with a China-based Target, the securities of the post-combination entity would be securities of an offshore holding company instead of shares of the VIE in China. For a summary of the VIE structure and VIE Agreements, see “The Target Limitation Amendment Proposal — Consequences If the Target Limitation Amendment is Approved — Risks Related to Our Possible Business Combination with a China-based Target.”

The post-combination entity may rely on VIE Agreements with the VIE and its shareholders, to consolidate the financial results of the VIE. These VIE Agreements may not be as effective as direct ownership. Under the VIE Agreements, as a legal matter, if the VIE or any of its shareholders executing the VIE Agreements fails to perform its, his or her respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and resources to enforce such arrangements, and rely on legal remedies available under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which we cannot assure you will be effective. For example, if shareholders of the VIE were to refuse to transfer their equity interests in such VIE to the post-combination entity or its designated persons when the post-combination entity exercises the purchase option pursuant to the VIE Agreements, the post-combination entity may have to take a legal action to compel them to fulfill their contractual obligations.

If (i) the applicable PRC authorities invalidate the VIE Agreements for violation of PRC laws, rules and regulations, (ii) any VIE or its shareholders terminate the VIE Agreements, (iii) any VIE or its shareholders fail to perform its/his/her obligations under the VIE Agreements, or (iv) if these regulations change or are interpreted differently in the future, the China-based Target’s business operations in China would be materially and adversely affected, and the value of your securities would substantially decrease or even become worthless. Further, if the post-combination entity fails to renew the VIE Agreements upon their expiration, the post-combination entity would not be able to continue the business operations unless the then current PRC law allows it to directly operate businesses in China.

In addition, if any VIE or all or part of its assets become subject to liens or rights of third-party creditors, we may be unable to continue to consolidate the financial results of the VIE, which could materially and adversely affect the post-combination entity’s business, financial condition and results of operations. If any of the VIEs undergoes a voluntary or involuntary liquidation proceeding, its shareholders or unrelated third-party creditors may claim rights to some or all of these assets, thereby materially and adversely affecting the financial results of the post-combination entity.

All of the VIE Agreements will be governed by PRC law and provided for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit our ability to enforce the VIE Agreements. In the event the post-combination entity is unable to enforce the VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in accordance with U.S. GAAP or IFRS and the post-combination entity may be precluded from operating its business, which would have a material adverse effect on its financial condition and results of operations.

Although based on industry practices, VIE Agreements among the WFOE, the VIE and its shareholders governed by PRC laws are valid, binding and enforceable, and will not result in any violation of PRC laws or regulations currently in effect, however, the VIE Agreements may not have been widely tested in a court of law in China and there are substantial uncertainties regarding the interpretation and application of current and future PRC laws, regulations and rules. Accordingly, the PRC regulatory authorities may ultimately take a view that is contrary to the accepted industry practices with respect to the VIE Agreements. In addition, it is uncertain whether any new PRC laws or regulations relating to the VIE structures will be adopted or if adopted, what they would provide. PRC government authorities may deem that foreign ownership is directly or indirectly involved in the VIE’s shareholding structure. If our potential corporate structure and VIE Agreements are deemed by the Ministry of Industry and Information Technology, or MIIT, or the Ministry of Commerce, or MOFCOM, or other regulators having competent authority to be illegal, either in whole or in part, the post-combined company may lose the ability to consolidate the financial results of the VIE through the VIE Agreements and have to modify such structure to comply with regulatory requirements. However, there can be no assurance that we can achieve this without material disruption to the China-based Target’s business. Furthermore, if the post-combined company or the VIE is found to be in violation of any existing or future PRC laws or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including, without limitation:

•        revoking the business license and/or operating licenses of the WFOE or the VIE;

•        discontinuing or placing restrictions or onerous conditions on our operations through any transactions under the VIE Agreements;

•        imposing fines, confiscating the income from the post-combination entity, the VIE or its subsidiaries, or imposing other requirements with which the WFOE or the VIE may not be able to comply;

•        placing restrictions on our right to collect revenues;

•        requiring the post-combination entity to restructure its ownership structure or operations, including terminating the VIE Agreements with the VIE and deregistering the equity pledges of the VIE, which in turn would affect the post-combined company’s ability to consolidate the financial results of the VIE through the VIE Agreements; or

•        taking other regulatory or enforcement actions against the post-combination entity that could be harmful to the post-combination entity business.

The imposition of any of these penalties will result in a material and adverse effect on our potential ability to conduct the business. In addition, it is unclear what impact the PRC government actions will have on the post-combined company and on the post-combination entity’s ability to consolidate the financial results of the VIE in its consolidated financial statements, if the PRC government authorities were to find our potential corporate structure and VIE Agreements to be in violation of PRC laws and regulations. If the imposition of any of these government actions causes the post-combination entity to lose the right to direct the activities of the VIE or the right to receive substantially all the economic benefits and residual returns from the VIE and the post-combination entity is not able to restructure the ownership structure and operations in a timely and satisfactory manner, the post-combination entity will no longer be able to consolidate the financial results of the VIE in its consolidated financial statements. Either of these results, or any other significant penalties that might be imposed on the post-combination entity in this event, it will have a material adverse effect on the post-combination entity’s financial condition, results of operations and our securities shares may decline in value or be worthless.

The VIE Agreements under a VIE structure may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE, and thus, the post-combination entity may incur substantial costs to enforce the terms of the VIE Agreements, which the post-combination entity may not be able to enforce at all.

The VIE Agreements may not be as effective as direct ownership in respect of the relationship of the post-combination entity with the VIE. For example, the VIE and its shareholders could breach the VIE Agreements by, among other things, failing to conduct their operations in an acceptable manner or taking other actions that are detrimental to the interests of the post-combination entity. If the post-combination entity had direct ownership of the VIE, the post-combination entity would be able to exercise its rights as a shareholder to effect changes in the board of directors of the VIE, which in turn could implement changes, subject to any applicable fiduciary obligations, at the management and operational level. However, under the VIE Agreements, the post-combination entity rely on the performance by the VIE and its shareholders of their obligations under the contracts to consolidate the financial results of the VIE as primary beneficiary. The shareholders of the VIE may not act in the best interests of the post-combination entity or may not perform their obligations under these VIE Agreements. Such risks exist throughout the period in which the post-combination entity intends to consolidate the financial results of the VIE through the VIE Agreements.

If the VIE or its shareholders fail to perform their respective obligations under the post-combination entity, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such VIE Agreements. For example, if the shareholders of the VIE refuse to transfer their equity interest in the VIE to the post-combination entity or its designee if the post-combination entity exercises the purchase option pursuant to the VIE Agreements, or if they otherwise act in bad faith toward the post-combination entity, then the post-combination entity may have to take legal actions to compel them to perform their contractual obligations. In addition, if any third parties claim any interest in such shareholders’ equity interests in the VIE, the post-combination entity’s ability to foreclose the share pledge according to the VIE Agreements may be impaired. If these or other disputes between the shareholders of the VIE and third parties were to impair the post-combination entity’s relationship with the VIE, the post-combination entity’s ability to consolidate the financial results of the VIE as primary beneficiary would be affected, which would in turn result in a material and adverse effect on the business, operations and financial condition.

Any failure by the VIE or its shareholders to perform their obligations under the VIE Agreements would have a material and adverse effect on the post-combination entity’s business.

The shareholders of the VIE are referred as its nominee shareholders because although they remain the holders of equity interests on record in the VIE, pursuant to the terms of the relevant power of attorney, such shareholders have irrevocably authorized the individual appointed by the WFOE to exercise their rights as a shareholder of the relevant VIE. If the VIE, or its shareholders fail to perform their respective obligations under the VIE Agreements, the post-combination entity may have to incur substantial costs and expend additional resources to enforce such arrangements. The post-combination entity may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which the post-combination entity cannot assure you will be effective under PRC laws.

All of these VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China. Accordingly, these contracts will be interpreted in accordance with PRC laws and any disputes will be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the post-combination entity’s ability to enforce these VIE Agreements. See “RISK FACTORS”— Uncertainties with respect to the PRC legal system could adversely affect us.” Meanwhile, the VIE Agreements may not have been widely tested in a court of law in China and there are very few precedents and little formal guidance as to how VIE Agreements in the context of a VIE should be interpreted or enforced under

PRC laws. There remain significant uncertainties regarding the ultimate outcome of such adjudication or arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that the post-combination entity is unable to enforce these VIE Agreements, or if the post-combination entity suffers significant delay or other obstacles in the process of enforcing these VIE Agreements, the post-combination entity may not be able to consolidate the financial results of the VIE in its consolidated financial statements in accordance with U.S. GAAP or IFRS as primary beneficiary for accounting purposes, and the post-combination entity’s ability to conduct its business may be negatively affected.

The PRC government may exercise significant oversight and discretion over the conduct of the post-combination entity’s business and may intervene in or influence its operations at any time, which could result in a material change in its operations and/or the value of our securities. We are also currently not required to obtain approval from Chinese authorities to list on U.S. exchanges, however, if the China-based Target and the VIE were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on a U.S. exchange, which would materially affect the interest of our investors.

The PRC government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our post-combination entity’s ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2, 2021, that it had begun an investigation of Didi Global Inc. (OTCMKTS: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores. On July 24, 2021, the General Office of the Communist Party of China Central Committee and the General Office of the State Council jointly released the Guidelines for Further Easing the Burden of Excessive Homework and Off-campus Tutoring for Students at the Stage of Compulsory Education, pursuant to which foreign investment in such firms via mergers and acquisitions, franchise development, and variable interest entities are banned from this sector.

As such, the post-combination entity’s business segments may be subject to various government and regulatory interference in the provinces in which they operate. The post-combination entity could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. We and our post-combination entity may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply, and such compliance or any associated inquiries or investigations or any other government actions may:

•        delay or impede the post-combination entity’s development;

•        result in negative publicity or increase the post-combination entity’s operating costs;

•        require significant management time and attention; and

•        subject the post-combination entity to remedies, administrative penalties and even criminal liabilities that may harm the post-combination entity’s business, including fines assessed for its current or historical operations that it modifies or even cease its business practices.

As we do not have any operations in China, given that (a) the CSRC, currently has not issued any definitive rule or interpretation concerning our IPO and listing on Nasdaq are subject to the M&A Rules; and (b) our company is a blank check company incorporated in Delaware rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we believe that we are not required to obtain any licenses or approvals, under applicable PRC laws and regulations, for our operation or listing on Nasdaq and while seeking a target for the initial business combination. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the CAC.

Furthermore, we do not consider ourselves a China-based issuer, in particular, as specified in the Trial Administrative Measures of the Overseas Securities Offering and Listing by Domestic Companies, or the Trial Administrative Measures, and five supporting guidelines promulgated by the CSRC on February 17, 2023, which became effective on March 31, 2023. According to the Trial Administrative Measures, an issuer is a “domestic [Chinese] company” if the issuer meets both of the following conditions and thus, subject to the requirements for domestic [Chinese] companies seeking to offer or list securities overseas, both directly and indirectly, thereunder: (i) any of the total assets, net assets, revenues or profits of the domestic operating entities of the issuer in the most recent accounting year accounts for more than 50% of the corresponding figure in the issuer’s audited consolidated financial statements for the same period; and (ii) its major operational activities are carried out in China or its main places of business are located in China, or the senior managers in charge of operation and management of the issuer are mostly Chinese citizens or are domiciled in China. We are a blank check company incorporated in Delaware with no operation of our own except searching for a non-China-based target for our initial business combination. Furthermore, we do not own or control any equity interest in any PRC company or operate any business in China, and during the fiscal year ended June 30, 2022, we do not have 50% or more of our total assets, net assets, revenues or profits located or generated in China.

However, applicable PRC laws, regulations, or interpretations may change, and the relevant PRC government agencies could reach a different conclusion. There is also possibility that we may not be able to obtain or maintain such approval or that we inadvertently concluded that such approval was not required. If prior approval was required while we inadvertently concluded that such approval was not required or if applicable laws and regulations or the interpretation of such were modified to require us to obtain the approval in the future, we may face regulatory actions or other sanctions from relevant Chinese regulatory authorities.

Uncertainties with respect to the PRC legal system could adversely affect us.

If we consummate an initial business combination with a China-based Target, it will be governed by PRC laws and regulations. PRC companies and VIEs are generally subject to laws and regulations applicable to foreign investments in China and, in particular, laws and regulations applicable to wholly foreign-owned enterprises. The PRC legal system is based on statutes. Prior court decisions may be cited for reference but have limited precedential value.

Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. In particular, because these laws and regulations are relatively new, and because of the limited volume of published decisions and their nonbinding nature, the interpretation and enforcement of these laws and regulations involve uncertainties. In addition, the PRC legal system is based in part on government policies and internal rules (some of which are not published on a timely basis or at all) that may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until sometime after the violation. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention. Furthermore, the promulgation of new laws or regulations, or the new interpretation of existing laws and regulations, in each case that restrict or otherwise may unfavorably impact the ability or way the post-combination entity may conduct its business and could require it to change certain aspects of its business to ensure compliance, which could decrease demand for its products or services, reduce revenues, increase costs, require us to obtain more licenses, permits, approvals or certificates, or subject it to additional liabilities. As such, the post-combination entity’s operations could be adversely affected, directly or indirectly, by existing or future PRC laws and regulations relating to its business or industry, which could result in a material and adverse change in the value of the post-combination entity’s securities, potentially rendering it worthless. As a result, both you and the post-combination entity face uncertainty about future actions by the PRC government that could significantly affect our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless.

PRC regulation of loans and direct investment by offshore holding companies to PRC entities may delay or prevent the post-combination entity from using the proceeds from the business combination to make loans or additional capital contributions to its PRC subsidiaries, which could materially and adversely affect the post-combination entity’s liquidity and its ability to fund and expand its business.

Any loans from the post-combination entity to its PRC subsidiaries are subject to PRC regulations. For example, loans by the post-combination entity to its subsidiaries in China, which are foreign invested entities (“FIEs”), to finance their activities cannot exceed statutory limits and must be registered with the State Administration of Foreign Exchange (“SAFE”). On March 30, 2015, SAFE promulgated Hui Fa [2015] No.19, a notice regulating the conversion by a foreign-invested company of foreign currency into RMB. The foreign exchange capital, for which the monetary contribution has been confirmed by the foreign exchange authorities (or for which the monetary contribution has been registered for account entry by the banks) in the capital account of a foreign-invested enterprise may be settled at a bank as required by the enterprise’s actual operation needs. Foreign-invested enterprises with investment as their main business (including foreign-invested companies, foreign-invested venture capital enterprises and foreign-invested equity investment enterprises) are allowed to, under the premise of authenticity and compliance of their domestic investment projects, carry out based on their actual investment scales direct settlement of foreign exchange capital or transfer the RMB funds in the foreign exchange settlement account for pending payment to the invested enterprises’ accounts.

On May 10, 2013, SAFE released Circular 21, which came into effect on May 13, 2013. According to Circular 21, SAFE has simplified the foreign exchange administration procedures with respect to the registration, account openings and conversions, settlements of FDI-related foreign exchange, as well as fund remittances.

Circular 21 may significantly limit our ability to convert, transfer and use the net proceeds from the IPO and any offering of additional equity securities in China, which may adversely affect our liquidity and our ability to fund and expand our business in the PRC.

On February 13, 2015, SAFE promulgated a Notice on Further Simplifying and Improving Foreign Exchange Administration Policy on Direct Investment, or SAFE Notice 13, which became effective on June 1, 2015. Under SAFE Notice 13, applications for foreign exchange registration of inbound foreign direct investments and outbound overseas direct investments, including those required under Circular 21, will be filed with qualified banks instead of SAFE. The qualified banks will directly examine the applications and accept registrations under the supervision of SAFE.

The post-combination entity may also decide to finance its PRC subsidiaries by means of capital contributions. These capital contributions must be approved by MOFCOM or its local counterpart, which usually takes no more than 30 working days to complete. We may not be able to obtain these government approvals on a timely basis, if at all, with respect to future capital contributions by us to the VIE or its subsidiaries. If we fail to receive such approvals, we will not be able to capitalize our PRC operations, which could adversely affect our liquidity and our ability to fund and expand our business.

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we will liquidate the securities held in the trust account and instead hold all funds in the trust account in an interest bearing bank demand deposit account, which may earn less interest than we otherwise would have if the trust account had remained invested in U.S. government securities or money market funds.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”), including companies that do not enter into a definitive agreement within 18 months after the effective date of the registration statement relating to their initial public offerings or that that do not complete an initial business combination within 24 months after such date. We may not be able to enter into a definitive business combination agreement within 22 months after the effective date of the registration statement relating to our initial public offering, and we may not be able to complete our initial business combination within 24 months of such date and, as a result, we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock, warrants and rights following such a transaction, and our warrants and rights would expire worthless.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor is controlled by and it has substantial ties with non-U.S. persons. As a result, the Company may be considered a “foreign person” under the regulations administered by CFIUS. If our initial business combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business, FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by October 4, 2023 (or by August 4, 2004, if the Company extends the date by which to consummate a business combination) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Target Limitation Amendment Proposal has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company incorporated as a Delaware corporation on May 6, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. On October 4, 2022, the Company consummated the IPO of 5,000,000 units at an offering price of $10.00 per unit (the “Public Units”), generating gross proceeds of $50,000,000. Simultaneously with the closing of the IPO, the Company sold to the Sponsor, in a private placement, 260,500 units at $10.00 per unit (the “Private Units”), generating total gross proceeds of $2,605,000.

The Company granted the underwriters a 45-day option to purchase up to 750,000 additional Public Units to cover over-allotments, if any. On October 7, 2022, the underwriters partially exercised the over-allotment option and purchased 273,000 Public Units at a price of $10.00 per Public Unit, generating gross proceeds of $2,730,000. Simultaneously with the closing of the over-allotment option, the Company consummated the sale of an additional aggregate of 8,873 Private Units with the Sponsor at a price of $10.00 per Private Unit, generating total proceeds of $88,730.

Following the closing of the IPO on October 4, 2022, an amount of $53,520,950 ($10.15 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the Private Units was placed in the trust account. The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 9 months (or up to 21 months if the Combination Period is extended in accordance with the existing charter) from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). In our case such certain date is October 4, 2023 (unless the Combination Period is extended in accordance with the terms of the existing charter). Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to allow the Company to undertake a business combination with a China-based Target that conducts its operations through a VIE in order to increase the flexibility of the Company to consummate an initial business combination before the end date of the Combination Period.

Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.      Target Limitation Amendment Proposal:    To amend our charter to allow the Company to undertake an initial business combination with a China-based Target that operates through a VIE, which will allow the Company to access to a larger pool of target candidates and provide additional flexibility for the Company to consummate an initial business combination before the end date of the Combination Period.

2.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Target Limitation Amendment. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

What are the purposes of the Target Limitation Amendment?

The Company’s IPO prospectus provides that the Company will not conduct an initial business combination with any target company that conducts its operations through variable interest entities, or VIEs (the “Target Limitation”). The purpose of the Target Limitation Amendment Proposal is to afford the Company with flexibility to undertake an initial business combination with a China-based Target that conducts its operations through a VIE. If the Target Limitation Amendment Proposal is approved, the Company will be allowed to undertake an initial business combination with a China-based Target that operates through a VIE, which will allow the Company to access to a larger pool of target candidates and provide additional flexibility for the Company to consummate an initial business combination before the end date of the Combination Period.

The Company expects that there will be significant redemptions at the special meeting.

The Target Limitation Amendment will provide the Company with more flexibility to complete a business combination. While we are currently in discussions with respect to a business combination, the Board currently believes that the Target Limitation Amendment is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to have the additional flexibility to consummate a business combination with a China-based Target that operates through the VIE structure in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Proposal or if we determine that additional time is necessary to effectuate the Target Limitation Amendment.

Approval of the Target Limitation Amendment Proposal is a condition to the undertaking of a business condition with a China-based Target that operates through the VIE structure.

If the Target Limitation Amendment is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the end of the Combination Period.

If the Target Limitation Amendment Proposal is approved and the Target Limitation Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Target Limitation Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $[•] (including interest but less the funds used to pay taxes) that was in the trust account as of [•], 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

If the Target Limitation Amendment Proposal is not approved and a business combination is not consummated by the end date of the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the special meeting only if there are not sufficient votes to approve the Target Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Target Limitation Amendment Proposal.

Why is the Company proposing the Target Limitation Amendment Proposal and the Adjournment Proposal?

The Company’s IPO prospectus provides that the Company will not conduct an initial business combination with any target company that conducts its operations through variable interest entities, or VIEs. The Target Limitation Amendment will afford the Company with flexibility to undertake an initial business combination with a China-based Target that operates through the VIE structure, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Target Limitation Amendment. Accordingly, our Board is proposing the Target Limitation Amendment Proposal and, if necessary, the Adjournment Proposal to provide the Company with additional time is necessary to effectuate the Target Limitation Amendment.

You are not being asked to vote on any proposed business combination at this time. If the Target Limitation Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the end of the Combination Period.

Why should I vote for the Target Limitation Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Target Limitation Amendment Proposal to allow the Company to undertake an initial business combination with a China-based Target that operates through a VIE, which will allow the Company to access to a larger pool of target candidates and provide additional flexibility for the Company to consummate an initial business combination before the end date of the Combination Period. The Target Limitation Amendment would give the Company the greater opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Target Limitation Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Target Limitation Amendment Proposal?

Our Board will abandon the Target Limitation Amendment if our stockholders do not approve the Target Limitation Amendment Proposal. In addition, notwithstanding stockholder approval of the Target Limitation Amendment Proposal, our Board will retain the right to abandon and not implement the Target Limitation Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders (the “initial stockholders”) and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,318,250 founder shares, which represents 27.0% of the Company’s issued and outstanding common stock, and 269,373 shares of common stock underlying the Private Units.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NASDAQ rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Target Limitation Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Target Limitation Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Target Limitation Amendment Proposal?

Approval of the Target Limitation Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, including those shares held as a constituent part of our units, on the record date.

If the Target Limitation Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The August 8, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Target Limitation Amendment Proposal?

If you do not want the Target Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Target Limitation Amendment Proposal is approved, and the Target limitation Amendment is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

What happens if the Target Limitation Amendment Proposal is not approved?

If the Target Limitation Amendment Proposal is not approved and a business combination is not consummated by the end date of the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the Target Limitation Amendment Proposal is approved, what happens next?

If the Target Limitation Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the end date of the Combination Period.

If the Target Limitation Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Target Limitation Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Target Limitation Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at [•] Eastern time, on [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting [•] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing [•] (toll-free within the United States and Canada) or [•] (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [•]#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent, American Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: [•], or email [•].

You can pre-register to attend the virtual meeting starting [•], 2023 at [•] Eastern time. Enter the following URL address into your browser: [•], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing [•], within the U.S. and Canada, or [•] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]#. This is listen only, you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1178 Broadway, 3rd Floor, New York, NY 10001, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Target Limitation Amendment Proposal requires the affirmative vote of the stockholders holding at least a majority of the public shares and founder shares outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the Target Limitation Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because all of the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on August 8, 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, there were 4,808,689 outstanding shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Target Limitation Amendment Proposal?

The Company’s directors and executive officers have interests in the Target Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares and the Private Units, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Target Limitation Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Target Limitation Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Target Limitation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Target Limitation Amendment Proposal is not approved and a business combination is not consummated?

If the Target Limitation Amendment Proposal is not approved and a business combination is not consummated by the end date of the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Target Limitation Amendment Proposal is approved?

If the Target Limitation Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the end date of the Combination Period and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Target Limitation Amendment is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Target Limitation Amendment, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the end date of the Combination Period.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Target Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to American Stock Transfer & Trust Company, the Company’s transfer agent, at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: [•], that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Target Limitation Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Target Limitation Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Target Limitation Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Target Limitation Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Target Limitation Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Target Limitation Amendment would receive payment of the redemption price for such shares soon after the completion of the Target Limitation Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to American Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali its customary fee. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Qomolangma Acquisition Corp.
1178 Broadway, 3rd Floor
New York, NY 10001
Attn: Jonathan P. Myers
Email: jmyers@ventac-partners.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: [•]

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [•], on [•], 2023. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.      Target Limitation Amendment Proposal:    To amend our charter to allow the Company to undertake an initial business combination with a China-based Target that operates through a VIE, which will allow the Company to access to a larger pool of target candidates and provide additional flexibility for the Company to consummate an initial business combination before the end date of the Combination Period.

2.      Adjournment Proposal:    A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Target Limitation Amendment. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on August 8, 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 4,808,689 shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Target Limitation Amendment Proposal will require the affirmative vote of holders of at least a majority of the Company’s public shares and founder shares outstanding on the record date.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Target Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Target Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Target Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Target Limitation Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate [Jiande Chen] to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Target Limitation Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to [•].

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with [•], at Qomolangma Acquisition Corp., 1178 Broadway, 3rd Floor, New York, NY 10001, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. The Company has agreed to pay Morrow Sodali its customary fee. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: [•]

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1178 Broadway, 3rd Floor, New York, NY 10001. Our telephone number at such address is (512) 340-7800.

THE TARGET LIMITATION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on May 6, 2021. On September 25, 2021, the Company issued 1,437,500 founder shares to the Company’s initial stockholders for an aggregate consideration of $25,000, or approximately $0.0174 per share.

On October 4, 2022, the Company consummated the IPO of 5,000,000 units at an offering price of $10.00 per unit (the “Public Units”), generating gross proceeds of $50,000,000. Simultaneously with the closing of the IPO, the Company sold to the Sponsor, in a private placement, 260,500 units at $10.00 per unit (the “Private Units”), generating total gross proceeds of $2,605,000.

The Company granted the underwriters a 45-day option to purchase up to 1,500,000 additional Public Units to cover over-allotments, if any. On October 7, 2022, the underwriters partially exercised the over-allotment option and purchased 27,300 Public Units at a price of $10.00 per Public Unit, generating gross proceeds of $273,000. Simultaneously with the closing of the over-allotment option, the Company consummated the sale of an additional aggregate of 8,873 Private Units with the Sponsor at a price of $10.00 per Private Unit, generating total proceeds of $88,730. As a result of the underwriter’s partial exercise of the over-allotment option on October 4, 2022, 119,250 founder shares were forfeited for no consideration on October 7, 2022 resulting in 1,318,250 founder shares outstanding after the forfeiture.

A total of $53,520,950 of the net proceeds from our initial public offering and the private placement were deposited in a trust account established for the benefit of the Company’s public stockholders.

On June 29, 2023, the Company held a special meeting of stockholders (the “June Special Meeting”). At the June Special Meeting, the stockholders amended the Company’s Amended and Restated Certificate of Incorporation to allow the Company to consummate a business combination until August 4, 2023 (or up to August 4, 2024 if the time to complete a business combination is extended as described therein) to consummate a business combination. In addition, if the Company anticipates that it may not be able to consummate a business combination by August 4, 2023, the Company may extend the period of time to consummate a business combination up to twelve times, each by an additional one month (for a total of 22 months to complete a business combination). In order to extend the time available for the Company to consummate a business combination, the Company’s insiders or their affiliates or designees, upon five days’ advance notice prior to the applicable deadline, must deposit into the trust account the lesser of $0.033 per outstanding share and $80,000 per month, on or prior to the date of the applicable deadline, for each extension.

As a result of redemptions by public stockholders in connection with the June Special Meeting, a total of $33,233,961.17 is deposited in the trust account as of August __, 2023 for the benefit of the Company’s public stockholders.

The Target Limitation Amendment

The Company is proposing to amend its charter to allow the Company to undertake an initial business combination with a China-based Target that conducts its operations through variable interest entities, or VIEs, which will allow the Company to access to a larger pool of target candidates.

The Company expects that there will be significant redemptions at the special meeting. The Target Limitation Amendment will provide the Company with the ability to access to a larger pool of target candidates by providing additional flexibility for the Company to consummate an initial business combination before the final extension date permitted under the Company’s charter. Approval of the Target Limitation Amendment Proposal is a condition to the implementation of the Target Limitation Amendment.

We are currently in discussions with respect to a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If the Target Limitation Amendment Proposal is not approved and the Combination Period is not extended in accordance with the terms of the existing charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Target Limitation Amendment will provide the Company with the ability to access to a larger pool of target candidates by providing additional flexibility for the Company to consummate an initial business combination before the end date of the Combination Period, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are in active discussions regarding a business combination, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

If the Target Limitation Amendment Proposal is Not Approved

Stockholder approval of the Target Limitation Amendment Proposal is required for the implementation of our Board’s plan to undertake an initial business combination with a China-based Target that operates through the VIE structure. Therefore, our Board will abandon and not implement the Target Limitation Amendment unless our stockholders approve the Target Limitation Amendment Proposal.

If the Target Limitation Amendment Proposal is not approved and the Company has not consummated a business combination by the end date of the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Company has not consummated an initial business combination before the end date of the Combination Period. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

Consequences If the Target Limitation Amendment is Approved

If the Target Limitation Amendment Proposal is approved, we will then continue to work to consummate a business combination by the end date of the Combination Period, and may decide to consummate our initial business combination with a China-based Target with the VIE structure, so the combined company may face various legal and operational risks and uncertainties after the business combination.

Risks Related to Our Possible Business Combination with a China-based Target utilizing the VIE Structure

If the Target Limitation Amendment Proposal is approved, we can pursue a business combination with a China-based Target with the VIE structure (as defined below). As a result, we may be subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of certain industries, regulatory review of overseas listing of PRC companies through a special purpose vehicle and the validity and enforcement of the VIE Agreements (as defined below). Due to PRC legal restrictions on foreign ownership in certain industries, neither the post-combination entity nor its subsidiaries may own any equity interest in the China-based Target’s operating entity in a restricted industry, which is known as variable interest entity, or a VIE. Instead, a series of contractual arrangements (the “VIE Agreements”) may be entered into between the VIEs and its shareholders on one side, and a PRC subsidiary of the China-based Target on the other side.

VIE Agreements normally include: (i) certain power of attorney agreements, a share pledge agreement and certain loan agreements; (ii) an exclusive business cooperation agreement which allows the post-combination entity to receive substantially all of the economic benefits from the VIE; and (iii) certain exclusive option agreements and certain spouse consent letters which provide the China-based Target with an exclusive option to purchase all or part of the equity interests in and/or assets of the VIE when and to the extent permitted by PRC laws (“VIE structure”). The China-based Target, through VIE Agreements, can consolidate the financial results of the VIE in its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS, for accounting purposes. The post-combination entity or its stockholder will not directly hold equity interests in the VIEs after the business combination under the VIE structure, and therefore, such corporate structure is subject to risks due to uncertainty of the interpretation and the application of the PRC laws and regulations, including but not limited to limitation on foreign ownership of internet technology companies, regulatory review of oversea listing of PRC companies through a special purpose vehicle, and the validity and enforcement of the VIE Agreements. VIE structure is also subject to the risks of uncertainty about any future actions of the PRC government in this regard that could disallow the VIE structure, which would likely result in a material change in the post-combination company’s operation and may cause the value of the securities of post-combination entity depreciate significantly or become worthless.

VIE structure may not be as effective as equity ownership and the post-combination entity may incur substantial costs to enforce the terms of the arrangements. Since the post-combination entity and its stockholders do not directly own equity interest in VIE and the shareholders of VIE still own the shares of VIE after the business combination, the VIE structure has its inherent risks that may affect your investment, including less effectiveness and certainties than equity ownership and potential substantial costs to enforce the terms of the VIE Agreements. The shareholders of VIE may not act in the best interests of the post-combined company or may not perform their obligations under the VIE Agreements. If VIE or the stockholders of the VIE breach their contractual obligations under the VIE Agreements, the post-combined company may have difficulty in enforcing any rights it may have under the VIE Agreements with the VIE and its shareholders in PRC because all of the VIE Agreements are governed by the PRC laws and provide for the resolution of disputes through arbitration in the PRC. The post-combination entity may have to incur substantial costs and expend significant resources to enforce such VIE Agreements in reliance on legal remedies under PRC law. In connection with litigation, arbitration or other judicial or dispute resolution proceedings, assets under the name of any of record holder of equity interest in the VIE, including such equity interest of such record holder, may be put under court custody. As a consequence, we cannot be certain that the equity interest will be disposed pursuant to the VIE Agreements or that the ownership by the record holder of such equity interest will be unchallenged. In addition, if we acquire a China-based Target with VIE structure, investors in our common stock following a business combination would not hold equity interests in the VIE domiciled in China and would instead hold equity interests in a holding company. You may never hold equity interests in the VIE.

All of the VIE Agreements may be governed by and interpreted in accordance with PRC law, and disputes arising from these VIE Agreements may be resolved in court or through arbitration in China in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the post-combination ability to enforce the VIE Agreements. As at the date of this proxy statement, there are very few precedents and little official guidance as to how VIE Agreements should be interpreted or enforced under PRC law. The VIE Agreements have not been widely tested in a court of law in the PRC and there remain significant uncertainties regarding the ultimate outcome of arbitration or adjudication should legal action become necessary. Furthermore, VIE Agreements may not be enforceable in China if PRC government authorities or courts take a view that such VIE Agreements contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In addition, there is uncertainty as to whether the courts in the PRC would recognize or enforce judgments of U.S. courts against the post-combination entity or such persons predicated upon the civil liability provisions of the securities laws of the United States or any state. In the event that the post-combined entity is unable to enforce the VIE Agreements, the post-combined entity may not be able to consolidate the financial results of the VIE through the VIE Agreements in accordance with accounting principles generally accepted in the United States of America, or GAAP, or international financial reporting standards as issued by the International Accounting Standards Board, or IFRS as primary beneficial for accounting purposes, and the post-combination entity may be precluded from operating the business, which will have a material adverse effect on its financial condition and results of operations.

Although the PRC authorities do not require permission to entry of VIE Agreements, recently the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the “Opinions on Severely Cracking Down on Illegal Securities Activities According to Law,” or the Opinions, which was made available to the public on July 6, 2021, pursuant to which the PRC government will strengthen the administration over illegal securities activities, and the need to strengthen the supervision over overseas listings of Chinese companies. The Opinions and any related implementing rules to be enacted may subject VIE structure to compliance requirement in the future. Given the current regulatory environment in the PRC, uncertainty of different interpretation and enforcement of the rules and regulations in the PRC may be adverse to our business combination with a China-based Target or the post-combined company, which may take place quickly with little advance notice.

On February 17, 2023, the CSRC issued the New Administrative Rules Regarding Overseas Listings, which came into effect since March 31, 2023. According to the New Administrative Rules Regarding Overseas Listings, among other things, a domestic company in the PRC that seeks to offer and list securities in overseas markets shall fulfill the filing procedure with the CSRC as per requirement of the Trial Administrative Measures. An issuer is a domestic company in the PRC if the following criteria are met at the same time: (a) 50% or more of the issuer’s operating revenue, total profit, total assets or net assets as documented in its audited consolidated financial statements for the most recent accounting year comes from PRC domestic companies, and (b) the main parts of the issuer’s business activities are conducted in mainland China, or its main places of business are located in mainland China, or the senior managers in charge of its business operation and management are mostly Chinese citizens or domiciled in mainland China. Where a domestic company seeks to directly offer and list securities in overseas markets, the issuer shall file with the CSRC. Where a domestic company seeks to indirectly offer and list securities in overseas markets, the issuer shall designate a major domestic operating entity, which shall, as the domestic responsible entity, file with the CSRC. If, we acquire a China-based Target, we may be required to comply with the New Administrative Rules Regarding Overseas Listings and complete the filing with the CSRC, to continue listing on U.S. exchanges or issue securities to foreign investors post business combination with a China-based Target. Since the New Administrative Rules Regarding Overseas Listings are newly promulgated, and the interpretation and implementation thereof involves uncertainties, we cannot assure that we will be able to complete the relevant filings in a timely manner or fulfil all the regulatory requirements thereunder. For more details, see “Target Limitation Amendment Proposal —Consequences If the Target Limitation Amendment is Approved — Permissions required from the PRC Authorities for this offering and PRC limitations on overseas listing and share issuance if we acquire a China-based Target (post-business combination) under relevant PRC regulations — the New Administrative Rules Regarding Overseas Listing” on page 27.”

On February 24, 2023, the CSRC promulgated the Confidentiality and Archives Administration Provisions, which also became effective on March 31, 2023. The Confidentiality and Archives Administration Provisions set out rules, requirements and procedures relating to provision of documents, materials and accounting archives for securities companies, securities service providers, overseas regulators and other entities and individuals in connection with overseas offering and listing, including without limitation to, domestic companies that carry out overseas offering and listing (either in direct or indirect means) with regards to protection of any state secret and working secret of government agencies, requirement to obtain approval to publicly disclose or provide any documents and materials that contain state secrets or working secrets of government agencies. Further, according to the Measures for Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. If we acquire a China-based Target, we will be required to comply with Confidentiality and Archives Administration Provisions, potential cybersecurity review, and other regulations may be promulgated by the CAC or other PRC authorities. There is uncertainty how the new provisions will be interpreted and implemented in the future, and we may be required to perform additional procedures in connection with the provision of accounting archives. For more details, see “Target Limitation Amendment Proposal — Consequences If the Target Limitation Amendment is Approved — Permissions required from the PRC Authorities for this offering and PRC limitations on overseas listing and share issuance if we acquire a China-based Target (post-business combination) under relevant PRC regulations — Confidentiality and Archive Administrative Provisions and Measures for Cybersecurity Review” on page [•].

The governing PRC laws and regulations are sometimes vague and uncertain and can change quickly with little advance notice, which may result in a material change in the post-combined company’s operations, cause the value of our shares after we complete our business combination to significantly decline or be worthless, or substantially limit or completely hinder the post-combined company’s ability to offer or continue to offer securities to investors. For instance, the PRC government recently initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including cracking down on illegal activities in the securities market, enhancing supervision over China-based companies listed overseas using VIE structure, adopting new measures to extend the scope of cybersecurity reviews, and expanding the efforts in anti-monopoly enforcement. However, since these statements and regulatory actions are new or have not been officially implemented, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our capability to acquire or merge with a company with major operations in China, and post-combined company’s ability to conduct its business, accept foreign investments, or list on an U.S. exchange.

The Chinese government may intervene or influence the operations of the PRC operating entities at any time and may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers, which could result in a material change in the operations of the PRC operating entities and/or the value of our securities. In addition, any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Changes in China’s economic, political or social conditions, as well as possible interventions and influences of any government policies and actions; as well as uncertainties with respect to the PRC legal system could have a material adverse effect on our operation and the value of our securities. For instance, (i) as the date hereof, we are not required to obtain any permission from China authorities nor received any objection or restriction from Chinese authorities to list our securities in U.S. exchanges, however, we cannot guarantee that PRC authorities may initiate any change in its law, rules or regulations, or governmental policies that would require permission or scrutiny from relevant PRC authorities before our listing; or any law, regulation, rules and policies will become effective and enforceable after our listing that could substantially affect our operation and the value of our securities may depreciate quickly or even become worthless; and (ii) after consummation of the IPO and prior to the consummation of our initial business combination, our operation involves searching and identifying suitable targets, conducting due diligence on targets, negotiating and consummating our initial business combination. Though we are not restricted or prohibited from such business activities in China, we are subject to risks and uncertainties about future actions of the PRC government or law enforcement to refrain our activities or operation in China, which would likely result in a material change in our operations, significantly limit or hinder our ability to offer or continue to offer our securities, and cause the value of our securities may depreciate significantly or become worthless.

Permission Required from the PRC Authorities for this Offering and PRC Limitations on Overseas Listing and Share Issuances If We Acquire a China-based Target (Post-Business Combination)

The New Administrative Rules Regarding Overseas Listing

On February 17, 2023, the CSRC issued the New Administrative Rules Regarding Overseas Listings, which came into effect since March 31, 2023. According to the New Administrative Rules Regarding Overseas Listings, among other things, a domestic company in the PRC that seeks to offer and list securities in overseas markets shall fulfill the filing procedure with the CSRC as per requirement of the Trial Administrative Measures. An issuer is a domestic company in the PRC if the following criteria are met at the same time: (a) 50% or more of the issuer’s operating revenue, total profit, total assets or net assets as documented in its audited consolidated financial statements for the most recent accounting year comes from PRC domestic companies, and (b) the main parts of the issuer’s business activities are conducted in mainland China, or its main places of business are located in mainland China, or the senior managers in charge of its business operation and management are mostly Chinese citizens or domiciled in mainland China. Where a domestic company seeks to directly offer and list securities in overseas markets, the issuer shall file with the CSRC. Where a domestic company seeks to indirectly offer and list securities in overseas markets, the issuer shall designate a major domestic operating entity, which shall, as the domestic responsible entity, file with the CSRC. Initial public offerings or listings in overseas markets shall be filed with the CSRC within 3 working days after the relevant application is submitted overseas. If an issuer offers securities in the same overseas market where it has previously offered and listed securities subsequently, filings shall be made with the CSRC within 3 working days after the offering is completed. Upon occurrence of any material event, such as change of control, investigations or sanctions imposed by overseas securities regulatory agencies or other relevant competent authorities, change of listing status or transfer of listing segment, or voluntary or mandatory delisting, after an issuer has offered and listed securities in an overseas market, the issuer shall submit a report thereof to CSRC within 3 working days after the occurrence and public disclosure of such event. Further, an overseas securities company that serves as a sponsor or lead underwriter for overseas securities offering and listing by domestic companies shall file with the CSRC within 10 working days after signing its first engagement agreement for such business, and submit to the CSRC, no later than January 31 each year, an annual report on its business activities in the previous year associated with overseas securities offering and listing by domestic companies. If an overseas securities company has entered into engagement agreements before the effectuation of the Trial Administrative Measures and is serving in practice as a sponsor or lead underwriter for overseas securities offering and listing by domestic companies, it shall file with the CSRC within 30 working days after the Trial Administrative Measures take effect. However, pursuant to the New Administrative Rules Regarding Overseas Listings and the Notice on the Arrangement for Filing-based Administration of Overseas Offering and Listing by Domestic Companies issued by the CSRC on February 17, 2023, if the indirect overseas securities offering and listing by a domestic company had been approved by the overseas regulator or stock exchange, such as the registration statement had been declared effective in the case of the U.S. market, prior to the effectuation of the Trial Administrative Measures, and the indirect overseas securities offering and listing will be completed before September 30, 2023 without the need to go through the regulatory procedure of the overseas regulator or stock exchange for offering and listing once again, then such company is not required to file with the CSRC in accordance with the Trial Administrative Measures immediately but shall be required to do so if it involves in re-financing and other filing matters in the future.

As a blank check company incorporated in Delaware rather than in China and currently our company does not own or control any equity interest in any PRC company or operate any business in China, we did not generate any revenue or profit nor have any asset in China or from any operation in China as documented in our audited consolidated financial statements for the fiscal year ended in December 31, 2022. As a result, we believe that we do not meet the criteria (a) of a domestic company in the PRC as set forth in New Administrative Rules Regarding Overseas Listings and accordingly are not required to file with the CSRC for the offering. If, however, we acquire a China-based Target, the post-combination entity may be required to comply with the New Administrative Rules Regarding Overseas Listings and complete the filing with the CSRC, to continue listing on U.S. exchanges or issue securities to foreign investors post business combination with a China-based Target. Since the New Administrative Rules Regarding Overseas Listings are newly promulgated, and the interpretation and implementation thereof involves uncertainties, we cannot assure that the post-combination entity will be able to complete the relevant filings in a timely manner or fulfil all the regulatory requirements thereunder.

Confidentiality and Archives Administrative Provisions and Measures for Cybersecurity Review

On February 24, 2023, the CSRC promulgated the Confidentiality and Archives Administration Provisions, which also became effective on March 31, 2023. The Confidentiality and Archives Administration Provisions set out rules, requirements and procedures relating to provision of documents, materials and accounting archives for securities companies, securities service providers, overseas regulators and other entities and individuals in connection with overseas offering and listing, including without limitation to, domestic companies that carry out overseas offering and listing (either in direct or indirect means) and the securities companies and securities service providers (either incorporated domestically or overseas) that undertake relevant businesses shall not leak any state secret and working secret of government agencies, or harm national security and public interest, and a domestic company shall first obtain approval from competent authorities according to law, and file with the secrecy administrative department at the same level, if it plans to, either directly or through its overseas listed entity, publicly disclose or provide any documents and materials that contain state secrets or working secrets of government agencies. Working papers produced in the Chinese mainland by securities companies and securities service providers in the process of undertaking businesses related to overseas offering and listing by domestic companies shall be retained in the Chinese mainland. Where such documents need to be transferred or transmitted to outside the Chinese mainland, relevant approval procedures stipulated by regulations shall be followed. Further, according to the Measures for

Cybersecurity Review, which was promulgated on December 28, 2021 and became effective on February 15, 2022, online platform operators holding more than one million users/users’ individual information shall be subject to cybersecurity review before listing abroad. As we are a blank check company and are not involved in the collection of personal data of at least 1 million users or implicate cybersecurity, we do not believe that we are a “network platform operator(s)”, or subject to the cybersecurity review of the Cyberspace Administration of China (the “CAC”), nor subject to Confidentiality and Archives Administration Provisions for the offering. As of the date of this prospectus, we have not received any inquiry, notice, warning, sanction or any regulatory objection to this offering from any relevant PRC authorities. If we acquire a China-based Target, the post-combination entity will be required to comply with Confidentiality and Archives Administration Provisions and other regulations may be promulgated by the CAC or other PRC authorities. There is uncertainty how the new provisions will be interpreted and implemented in the future, and we may be required to perform additional procedures in connection with the provision of accounting archives.

Transfers of Cash to and from Our Post-Combination Entity If We Acquire a China-based Target (Post-Business Combination)

We are a blank check company with no operations of our own and no subsidiaries except searching for a suitable target to consummate an initial business combination. As of the date hereof, no transfers, dividends, or distributions have been made by us.

If the Target Limitation Amendment Proposal is approved, we can pursue a business combination with a China-based Target under the VIE structure. We currently do not have any PRC subsidiaries or China operations, do not have any specific business combination under consideration and have not (nor has anyone on our behalf), directly or indirectly, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to such a transaction. However, because of our significant ties to China, we may pursue a business combination with a China-based Target which might operate in China under a VIE structure. As a result, although other means are available for the post-combination entity to obtain financing at the holding company level, the post-combination entity’s ability to pay dividends to its shareholders and to service any debt it may incur may depend upon dividends paid by the China-based Target’s subsidiaries. If any of the post-combination entity’s subsidiaries incurs debt on its own in the future, the instruments governing such debt may restrict its ability to pay dividends to the post-combination entity. In addition, the PRC subsidiaries of the post-combination entity and VIE are required to make appropriations to certain statutory reserve funds, which are not distributable as cash dividends except in the event of a solvent liquidation of the companies.

In order for the post-combination entity to pay dividends to its stockholders, the post-combination entity will rely on payments made from the VIE to the PRC subsidiary of the post-combined entity, a wholly foreign-owned enterprise, pursuant to the VIE Agreements, and the distribution of such payments from such wholly foreign-owned enterprise to the post-combination entity as dividends from the subsidiaries of the post-combined entity. Such dividends and other distributions may be subject to the PRC government’s regulations relating to the conversion of Renminbi into foreign currencies and the remittance of such currencies out of the PRC, which may limit the post-combination entity’s PRC subsidiaries’ ability to distribute earnings to the post-combination entity or may otherwise adversely affect the post-combination entity. Furthermore, even though the post-combination entity may wish to transfer cash proceeds raised from overseas financing activities, to its PRC subsidiaries via capital contribution or shareholder loans, the PRC government’s regulations relating to foreign exchange may limit the post-combination entity’s ability to make loans to or inject capital into its PRC subsidiaries or the ability of its PRC subsidiaries to pay back such loans to the post-combination entity.

Investment in Chinese companies, which are governed by the Foreign Investment Law, and the dividends and distributions from a China-based operating company are subject to regulations and restrictions on dividends and payment to parties outside of China. Furthermore, if certain procedural requirements are satisfied, the payment in foreign currencies on current account items, including profit distributions and trade and service related foreign exchange transactions, can be made without prior approval from State Administration of Foreign Exchange (the “SAFE”) or its local branches. However, where RMB would be converted into foreign currency and remitted out of China to pay capital expenses, such as the repayment of loans denominated in foreign currencies, approval from or registration with competent government authorities or its authorized banks is required. The PRC government may take measures at its discretion from time to time to restrict access to foreign currencies for current account or capital account transactions. If the foreign exchange control regulations prevent the VIE or PRC subsidiaries of the combined company from obtaining sufficient foreign currencies to satisfy their foreign currency demands, the VIE or PRC subsidiaries of the combined company may not be able to pay dividends or repay loans in foreign currencies to their offshore intermediary holding companies and ultimately to the post-combination company. We cannot assure you that new regulations or policies will not be promulgated in the future, which may further restrict the remittance of RMB into or out of the PRC. We cannot assure you, in light of the restrictions in place, or any amendment to be made from time to time, that the PRC subsidiaries of the post-combination company will be able to satisfy their respective payment obligations that are denominated in foreign currencies, including the remittance of dividends outside of the PRC. Therefore, we may experience difficulties in completing the administrative procedures necessary to obtain and remit foreign currency for the payment of dividends from our subsidiaries or the VIE, if any.

Current PRC regulations permit the indirect subsidiaries of the post-combination entity to pay dividends to the post-combination entity only out of their accumulated profits, if any, determined in accordance with Chinese accounting standards and regulations. In addition, each of the subsidiaries of the post-combination company in China is required to set aside at least 10% of its after-tax profits each year, if any, to fund a statutory reserve until such reserve reaches 50% of its registered capital. Each of such entity in China is also required to further set aside a portion of its after-tax profits to fund the employee welfare fund, although the amount to be set aside, if any, is determined at the discretion of its board of directors. Although the statutory reserves can be used, among other ways, to increase the registered capital and eliminate future losses in excess of retained earnings of the respective companies, the reserve funds are not distributable as cash dividends except in the event of liquidation.

Cash dividends, if any, on our common stock will be paid in U.S. dollars. If the post-combination entity is considered a PRC tax resident enterprise for tax purposes, any dividends the post-combination entity pay to its overseas stockholders may be regarded as China-sourced income and as a result may be subject to PRC withholding tax at a rate of up to 10.0%.

If the Target Limitation Amendment Proposal is Approved

If the Target Limitation Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to provide that the Company may undertake our initial business combination with a China-based Target that conducts its operations through VIEs. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the end date of the Combination Period.

You are not being asked to vote on a business combination at this time. If the Target Limitation Amendment is implemented and you do not elect to redeem your public shares in connection with the Target Limitation Amendment, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the end date of the Combination Period.

If the Target Limitation Amendment Proposal is approved and the Target Limitation Amendment is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Target Limitation Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the $33,233,961.17 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Redemption Rights

If the Target Limitation Amendment Proposal is approved, and the Target Limitation Amendment is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. If the Target Limitation Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Target Limitation Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the end date of the Combination Period.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE TARGET LIMITATION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Target Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern time, on [•], 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to American Stock Transfer & Trust Company, the Company’s transfer agent, at American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219, Attn: [•], that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Target Limitation Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Target Limitation Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Target Limitation Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Target Limitation Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Target Limitation Amendment would receive payment of the redemption price for such shares soon after the completion of the Target Limitation Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of [•], 2023, this would amount to approximately $[•] per share. The closing price of the public shares on the NASDAQ on [•], 2023, was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $[•] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Target Limitation Amendment would receive payment of the redemption price for such shares soon after the completion of the Target Limitation Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Target Limitation Amendment Proposal is not approved and an initial business combination has not been consummated by the end date of the Combination Period, the 1,318,250 founder shares (after giving effect to the forfeiture following expiration of the unexercised underwriters’ over-allotment option) that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.019 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $[•] based on the last sale price for the Company’s public shares of $[•] on the NASDAQ on [•], 2023;

•        If the Target Limitation Amendment Proposal is not approved and an initial business combination has not been consummated by the end date of the Combination Period, the 269,373 Private Units purchased by the Sponsor for an aggregate investment of $2,693,730, or $10.00 per Private Unit, will be worthless. The Private Units had an aggregate market value (assuming they have the same value per unit as the Public Units) of $[•] based on the last sale price for the public warrants of $[•] on the NASDAQ on [•], 2023;

•        Even if the trading price of our common stock was as low as $[•] per share, the aggregate market value of the Sponsor’s founder shares alone (without taking into account the value of the Private Units) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if the Target Limitation Amendment Proposal is not approved (and the Combination Period is not extended in accordance with the terms of the existing charter) and the Company liquidates without completing its initial business combination before October 4, 2023, the initial stockholders will lose their entire investment in us;

•        The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Target Limitation Amendment and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Target Limitation Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock is required to approve the Target Limitation Amendment. If the Target Limitation Amendment Proposal is not approved and an initial business combination has not been consummated by the end date of the Combination Period, the Target Limitation Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Target Limitation Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,318,250 founder shares, representing 27.0% of the Company’s issued and outstanding common stock, and 269,373 shares of common stock underlying the Private Units.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law and NASDAQ rules. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Target Limitation Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Target Limitation Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Target Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Target Limitation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TARGET LIMITATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The Target Limitation Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Target Limitation Amendment Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Target Limitation Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of [____ __], 2023, the record date of the special meeting, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 4,808,689 shares of common stock issued and outstanding as of the record date, consisting of 3,146,066 public shares, 271,399 shares of common stock underlying the public units, 1,318,250 founder shares, 75,000 shares issued to the underwriter in the IPO, and 269,373 shares of common stock underlying the private units.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares of Common Stock
Qomolangma Investments LLC(2)	1,512,623	21.80%
Jonathan Myers	20,000	*	%
Hao Shen	15,000	*	%
Jialuan Ma	15,000	*	%
Yong Seog Jung	12,500	*	%
Lin Shi	12,500	*	%
All directors and officers as a group (5 individuals)	75,000	1.1%

____________

*        Less than one percent.

(1)      Unless otherwise indicated, the business address of each of the individuals is 1178 Broadway, 3rd Floor, New York, NY 10001.

(2)      Our sponsor is the record holder of such shares. The address for our sponsor is 1178 Broadway, 3rd Floor, New York, NY 10001. Guojian Zhang exercises voting and investment control over the securities held by our sponsor. Mr. Zhang is a resident of China.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 1178 Broadway, 3rd Floor, New York, NY 10001, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Target Limitation Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Qomolangma Acquisition Corp.
1178 Broadway, 3rd Floor
New York, NY 10001
Attn: Jonathan P. Myers
Email: jmyers@ventac-partners.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: [•]

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
QOMOLANGMA ACQUISITION CORP.

Qomolangma Acquisition Corp., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.      The name of the corporation is Qomolangma Acquisition Corp. The corporation was originally incorporated pursuant to the DGCL on May 6, 2021.

2.      The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 6, 2021 (and it was thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on November 15, 2021 and by a Certificate of Amendment to the Amended and Restated Certificate of Incorporation on June 30, 2023) and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 29, 2022 and June 30, 2023 (the “Amended and Restated Certificate of Incorporation”).

3.      The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that the preamble to Article Sixth of the Amended and Restated Certificate of Incorporation are hereby amended and restated in the entirety as follows:

“SIXTH: This Article Sixth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination” (as defined below). A “Business Combination” shall mean any merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination involving the Corporation and one or more businesses or entities (“Target Business”), which may be businesses or entities with a physical presence, operation or other significant ties to China or which may subject the post-business combination business to the laws, regulations and policies of China (including Hong Kong and Macao), or entity or business that conducts operations in China through variable interest entities, or VIEs, pursuant to a series of contractual arrangements with the VIE and its equity holders on one side, and a China-based subsidiary of the China-based Target Business on the other side, or entering into contractual arrangements that give the Corporation control over such a Target Business, which Target Business shall not be another blank check company or similar company with nominal operations and, if the Corporation is then listed on a national securities exchange, the Target Business shall have a fair market value equal to at least 80% of the balance in the Trust Account (as defined below), less any deferred underwriting commissions and taxes payable on interest earned, at the time of signing a definitive agreement in connection with the initial Business Combination. “IPO Shares” shall mean the shares of Common Stock sold pursuant to the registration statement on Form S-1 (“Registration Statement”) filed with the Securities and Exchange Commission (“Commission”) in connection with the Corporation’s initial public offering (“IPO”).”

4.      That thereafter, said amendment was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

Annex A-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [•], 2023.

Name: Jonathan P. Myers
Title: Chief Executive Officer

Annex A-2

PROXY CARD

QOMOLANGMA ACQUISITION CORP.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [__________], 2023: The Proxy Statement is available at [____________________]

The undersigned hereby appoints Jonathan P. Myers as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Qomolangma Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on [__________], 2023 at [_] a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated [__________], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.      PROPOSAL 1. TARGET LIMITATION AMENDMENT — To amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to undertake an initial business combination with an entity or business (“Target Business”), with a physical presence, operation or other significant ties to China (a “China-based Target”) or which may subject the post-business combination business to the laws, regulations and policies of China (including Hong Kong and Macao), or entity or business that conducts operations through variable interest entities, or VIEs, pursuant to a series of contractual arrangements (“VIE Agreements”) with the VIE and its shareholders on one side, and a China-based subsidiary of the China-based Target (the “WFOE”), on the other side.

For ☐    Against ☐    Abstain ☐

2.      PROPOSAL 2. ADJOURNMENT — To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Target Limitation Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Target Limitation Amendment. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Target Limitation Amendment Proposal.

For ☐    Against ☐    Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.